Exhibit 99.2

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	56,530	65,627	62,784	59,872	244,813	56,132				56,132
Equity in earnings of affiliates	1,017	1,160	1,298	602	4,077	1,220				1,220
Gain on dispositions	616	78	(480)	1,793	2,007	942				942
Other income	84	96	27	122	329	60				60
Total Revenues and Other Income	58,247	66,961	63,629	62,389	251,226	58,354				58,354

Costs and Expenses
Purchased crude oil, natural gas and products	42,376	50,133	47,597	45,761	185,867	41,889				41,889
Production and operating expenses	2,628	2,606	2,768	2,768	10,770	2,696				2,696
Selling, general and administrative expenses	499	514	466	599	2,078	685				685
Exploration expenses	176	264	266	360	1,066	679				679
Depreciation, depletion and amortization	2,070	2,075	1,870	1,919	7,934	1,838				1,838
Impairments	-	2	486	304	792	259				259
Taxes other than income taxes*	4,364	4,830	4,579	4,534	18,307	4,521				4,521
Accretion on discounted liabilities	112	115	114	114	455	114				114
Interest and debt expense	262	247	235	228	972	209				209
Foreign currency transaction (gains) losses	(36)	(17)	68	(31)	(16)	(11)				(11)
Total Costs and Expenses	52,451	60,769	58,449	56,556	228,225	52,879				52,879
Income before income taxes	5,796	6,192	5,180	5,833	23,001	5,475				5,475
Provision for income taxes	2,754	2,773	2,549	2,423	10,499	2,520				2,520
Net Income	3,042	3,419	2,631	3,410	12,502	2,955				2,955
Less: net income attributable to
noncontrolling interests	(14)	(17)	(15)	(20)	(66)	(18)				(18)
Net Income Attributable to ConocoPhillips	3,028	3,402	2,616	3,390	12,436	2,937				2,937
*Includes excise taxes on petroleum products sales:	3,382	3,554	3,596	3,422	13,954	3,321				3,321

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	2.11	2.43	1.93	2.58	9.04	2.29				2.29
Diluted	2.09	2.41	1.91	2.56	8.97	2.27				2.27

Average Common Shares Outstanding (in thousands)
Basic	1,432,285	1,399,473	1,357,710	1,312,184	1,375,035	1,283,493				1,283,493
Diluted	1,445,477	1,412,147	1,369,562	1,322,773	1,387,100	1,293,104				1,293,104

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO CONOCOPHILLIPS BY SEGMENT

	Millions of Dollars
	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	863	817	816	758	3,254	870				870
International E&P	1,489	1,707	946	846	4,988	1,678				1,678
Total E&P	2,352	2,524	1,762	1,604	8,242	2,548				2,548

Midstream	73	130	137	118	458	93				93

U.S. R&M	402	692	789	1,712	3,595	415				415
International R&M	80	74	-	2	156	37				37
Total R&M	482	766	789	1,714	3,751	452				452

LUKOIL Investment	239	-	-	-	239	-				-

Chemicals	193	199	197	156	745	218				218

Emerging Businesses	(7)	(14)	(2)	(3)	(26)	(14)				(14)

Corporate and Other	(304)	(203)	(267)	(199)	(973)	(360)				(360)

Consolidated	3,028	3,402	2,616	3,390	12,436	2,937				2,937

SUMMARY OF INCOME (LOSS) BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	1,362	1,291	1,276	1,226	5,155	1,394				1,394
International E&P	3,248	3,535	2,644	2,551	11,978	3,425				3,425
Total E&P	4,610	4,826	3,920	3,777	17,133	4,819				4,819

Midstream	111	192	208	183	694	140				140

U.S. R&M	685	1,129	1,218	2,046	5,078	596				596
International R&M	114	93	(94)	1	114	80				80
Total R&M	799	1,222	1,124	2,047	5,192	676				676

LUKOIL Investment	362	-	-	-	362	-				-

Chemicals	260	265	263	182	970	300				300

Emerging Businesses	(15)	(25)	(27)	(9)	(76)	(24)				(24)

Corporate and Other	(331)	(288)	(308)	(347)	(1,274)	(436)				(436)

Consolidated	5,796	6,192	5,180	5,833	23,001	5,475				5,475

EFFECTIVE TAX RATES

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	36.6%	36.7%	36.0%	38.3%	36.9%	37.6%				37.6%
International E&P	53.8%	51.3%	63.7%	66.1%	57.8%	50.6%				50.6%
Total E&P	48.7%	47.4%	54.7%	57.1%	51.5%	46.8%				46.8%

Midstream	34.2%	32.3%	33.7%	36.1%	34.0%	33.6%				33.6%

U.S. R&M	41.0%	38.6%	35.1%	16.2%	29.1%	30.1%				30.1%
International R&M	30.7%	19.4%	100.0%	-100.0%	-36.8%	53.8%				53.8%
Total R&M	39.5%	37.2%	29.7%	16.2%	27.6%	32.8%				32.8%

LUKOIL Investment	34.0%	-	-	-	34.0%	-				-

Chemicals	25.8%	24.9%	25.1%	14.3%	23.2%	27.3%				27.3%

Emerging Businesses	53.3%	44.0%	88.9%	66.7%	64.5%	41.7%				41.7%

Corporate and Other	8.2%	29.5%	13.3%	42.7%	23.6%	17.4%				17.4%

Consolidated	47.5%	44.8%	49.2%	41.6%	45.6%	46.0%				46.0%

ESTIMATED TAXES PAID

	Millions of Dollars
	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash income taxes paid	2,722	2,730	2,251	2,858	10,561	1,462				1,462
Taxes other than income taxes	4,364	4,830	4,579	4,534	18,307	4,521				4,521
Less: Excise taxes*	(3,382)	(3,554)	(3,596)	(3,422)	(13,954)	(3,321)				(3,321)
Estimated Taxes Paid	3,704	4,006	3,234	3,970	14,914	2,662				2,662
*Represents taxes collected by ConocoPhillips and reimbursed to taxing authorities.

SPECIAL ITEMS INCLUDED IN NET IMOME ATTRIBUTABLE TO CONOCOPHILLIPS (AFTER-TAX)

	Millions of Dollars
	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. E&P
Gain (loss) on asset sales	151	(1)	(1)	(3)	146	-				-
Impairments	-	-	-	(44)	(44)	-				-
Cancelled projects	-	(54)	-	-	(54)	-				-
Total	151	(55)	(1)	(47)	48	-				-

International E&P
Gain (loss) on asset sales	4	28	(279)	(12)	(259)	937				937
Impairments	-	-	-	(585)	(585)	(520)				(520)
Bohai Bay incident	-	-	(41)	(101)	(142)	-				-
International tax law changes	-	-	(109)	-	(109)	-				-
Total	4	28	(429)	(698)	(1,095)	417				417

Total E&P	155	(27)	(430)	(745)	(1,047)	417				417

Midstream

Total	-	-	-	-	-	-				-

U.S. R&M
Gain (loss) on asset sales	2	26	6	1,545	1,579	50				50
Impairments	-	-	(314)	-	(314)	-				-
Cancelled projects	-	-	-	(28)	(28)	-				-
Severance accrual	-	-	(15)	-	(15)	-				-
Total	2	26	(323)	1,517	1,222	50				50

International R&M
Gain (loss) on asset sales	-	-	(80)	(4)	(84)	-				-
Impairments	-	-	(4)	-	(4)	(42)				(42)
Total	-	-	(84)	(4)	(88)	(42)				(42)

Total R&M	2	26	(407)	1,513	1,134	8				8

LUKOIL Investment
Gain (loss) on asset sales	237	-	-	-	237	-				-
Total	237	-	-	-	237	-				-

Chemicals

Total	-	-	-	-	-	-				-

Emerging Businesses

Total	-	-	-	-	-	-				-

Corporate and Other
Impairments	-	-	-	(20)	(20)	-				-
Repositioning costs	-	-	-	(25)	(25)	(95)				(95)
Total	-	-	-	(45)	(45)	(95)				(95)

Total Company	394	(1)	(837)	723	279	330				330

CASH FLOW INFORMATION

	Millions of Dollars
	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows from Operating Activities
Net income	3,042	3,419	2,631	3,410	12,502	2,955				2,955
Depreciation, depletion and amortization	2,070	2,075	1,870	1,919	7,934	1,838				1,838
Impairments	-	2	486	304	792	259				259
Dry hole costs and leasehold impairments	50	89	151	180	470	518				518
Accretion on discounted liabilities	112	115	114	114	455	114				114
Deferred taxes	87	429	293	478	1,287	258				258
Undistributed equity earnings	(523)	(570)	(299)	315	(1,077)	(423)				(423)
Loss (gain) on dispositions	(616)	(78)	480	(1,793)	(2,007)	(942)				(942)
Other	(185)	(67)	36	(143)	(359)	(404)				(404)
Net working capital changes	(2,090)	860	(149)	1,028	(351)	9				9
Net Cash Provided by
Operating Activities	1,947	6,274	5,613	5,812	19,646	4,182				4,182

Cash Flows from Investing Activities
Capital expenditures and investments	(2,884)	(2,893)	(3,617)	(3,872)	(13,266)	(4,260)				(4,260)
Proceeds from asset dispositions	1,787	162	209	2,662	4,820	1,109				1,109
Net sales (purchases) of short-term investments	(1,170)	(424)	(29)	2,023	400	92				92
Long-term advances to/collections from
related parties and other investments	56	472	192	311	1,031	49				49
Net Cash Provided by (Used in)
Investing Activities	(2,211)	(2,683)	(3,245)	1,124	(7,015)	(3,010)				(3,010)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(373)	(19)	(48)	(521)	(961)	5,740				5,740
Change in restricted cash	-	-	-	-	-	(6,050)				(6,050)
Issuance of company common stock	75	24	10	(13)	96	36				36
Repurchase of company common stock	(1,636)	(3,149)	(3,199)	(3,139)	(11,123)	(1,899)				(1,899)
Dividends paid on company common stock	(944)	(917)	(900)	(871)	(3,632)	(843)				(843)
Other	(183)	(174)	(185)	(143)	(685)	(254)				(254)
Net Cash Used in
Financing Activities	(3,061)	(4,235)	(4,322)	(4,687)	(16,305)	(3,270)				(3,270)

Effect of Exchange Rate Changes	43	(23)	(114)	94	-	25				25

Net Change in Cash
and Cash Equivalents	(3,282)	(667)	(2,068)	2,343	(3,674)	(2,073)				(2,073)
Cash and cash equivalents
at beginning of period	9,454	6,172	5,505	3,437	9,454	5,780				5,780
Cash and Cash Equivalents
at End of Period	6,172	5,505	3,437	5,780	5,780	3,707				3,707

CAPITAL PROGRAM

	Millions of Dollars
	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
E&P
Capital expenditures and investments	2,692	2,627	3,313	3,373	12,005	3,981				3,981
Loans and advances	(4)	7	11	(5)	9	(4)				(4)
Joint venture acquisition obligation--principal	170	173	175	177	695	180				180
E&P total	2,858	2,807	3,499	3,545	12,709	4,157				4,157
Midstream*	3	1	5	8	17	4				4
R&M
Capital expenditures and investments	156	222	250	366	994	214				214
Loans and advances	-	-	-	-	-	-				-
R&M total	156	222	250	366	994	214				214
LUKOIL Investment*	-	-	-	-	-	-				-
Chemicals*	-	-	-	-	-	-				-
Emerging Businesses*	6	8	7	9	30	15				15
Corporate and Other*	27	35	42	116	220	46				46
Total Capital Program	3,050	3,073	3,803	4,044	13,970	4,436				4,436
*Capital expenditures and investments only.

E&P

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

E&P Net Income Attributable
to ConocoPhillips ($ Millions)	2,352	2,524	1,762	1,604	8,242	2,548				2,548

Production

Total, Including Equity Affiliates (MBOE/D)	1,702	1,640	1,538	1,597	1,619	1,637				1,637

Crude Oil and Natural Gas Liquids (NGL) (MB/D)
Consolidated operations	800	758	693	739	747	774				774
Equity affiliates	60	56	48	44	52	42				42
Total	860	814	741	783	799	816				816
Over/(Under) Lifting of Crude Oil (MB/D)	12	9	8	4	7	(11)				(11)

Bitumen (MB/D)
Consolidated operations	11	8	11	11	10	11				11
Equity affiliates	53	59	53	62	57	73				73
Total	64	67	64	73	67	84				84

Natural Gas (MMCF/D)
Consolidated operations	4,162	4,031	3,918	3,985	4,024	3,917				3,917
Equity affiliates	507	521	479	462	492	505				505
Total	4,669	4,552	4,397	4,447	4,516	4,422				4,422

Industry Prices (Platt's)
Crude Oil ($/BBL)
WTI spot	93.98	102.44	89.70	94.07	95.05	102.99				102.99
Brent dated	104.97	117.36	113.46	109.31	111.27	118.49				118.49
Natural Gas ($/MMBTU)
Henry Hub -- First of Month	4.11	4.32	4.20	3.54	4.04	2.72				2.72

Average Realized Prices
Crude Oil and NGL ($/BBL)
Consolidated operations	91.30	103.91	97.10	96.44	97.12	101.23				101.23
Equity affiliates	94.95	103.82	99.24	96.11	98.60	107.41				107.41
Total	91.55	103.90	97.24	96.42	97.22	101.56				101.56

Bitumen ($/BBL)
Consolidated operations	47.94	56.91	45.79	69.04	55.16	64.95				64.95
Equity affiliates	56.15	67.05	60.65	70.42	63.93	60.04				60.04
Total	54.77	65.74	58.14	70.20	62.56	60.66				60.66

Natural Gas ($/MCF)
Consolidated operations	5.54	5.79	5.77	5.47	5.64	5.09				5.09
Equity affiliates	2.59	3.28	2.85	2.83	2.89	2.58				2.58
Total	5.22	5.50	5.45	5.19	5.34	4.80				4.80

Exploration Charges ($ Millions)
Dry holes	9	48	111	141	309	6				6
Leasehold impairment	41	41	40	39	161	512				512
Total Noncash Charges	50	89	151	180	470	518				518
Other (G&A, G&G and Lease rentals)	126	175	115	180	596	161				161
Total Exploration Charges	176	264	266	360	1,066	679				679

Depreciation, Depletion and
Amortization (DD&A) ($ Millions)	1,830	1,829	1,625	1,657	6,941	1,599				1,599

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(4)	(5)	(24)	50	17	2				2

U.S. E&P

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P Net Income Attributable
to ConocoPhillips ($ Millions)	863	817	816	758	3,254	870				870

Alaska ($ Millions)	549	490	501	443	1,983	616				616
Lower 48 ($ Millions)	314	327	315	315	1,271	254				254

Production
Total U.S. (MBOE/D)	629	658	643	681	653	687				687

Crude Oil and NGL (MB/D)
Alaska	214	223	199	227	215	226				226
Lower 48	150	160	174	186	168	201				201
Total	364	383	373	413	383	427				427
Over/(Under) Lifting of Crude Oil (MB/D)	38	6	11	(20)	8	27				27

Natural Gas (MMCF/D)
Alaska	67	62	56	59	61	59				59
Lower 48	1,522	1,589	1,561	1,547	1,556	1,502				1,502
Total	1,589	1,651	1,617	1,606	1,617	1,561				1,561

Average Realized Prices
Crude Oil and NGL ($/BBL)
Alaska	95.56	113.75	107.26	108.51	105.95	112.20				112.20
Lower 48	69.34	77.99	72.39	76.08	74.09	76.40				76.40
Total U.S.	85.36	98.43	90.95	92.47	91.77	95.71				95.71

Natural Gas ($/MCF)
Alaska	3.93	4.66	5.04	4.69	4.56	4.68				4.68
Lower 48	4.11	4.22	4.15	3.48	3.99	2.65				2.65
Total U.S.	4.10	4.23	4.17	3.52	4.01	2.72				2.72

Kenai, Alaska LNG Sales
Volume (MMCF/D)	20	18	45	20	26	-				-
Sales price per MCF	12.94	9.95	13.14	17.41	13.38	-				-

U.S. Exploration Charges ($ Millions)
Dry holes	6	10	36	38	90	6				6
Leasehold impairment	22	22	20	22	86	14				14
Total Noncash Charges	28	32	56	60	176	20				20
Other (G&A, G&G and Lease rentals)	41	76	49	54	220	67				67
Total U.S. Exploration Charges	69	108	105	114	396	87				87
Alaska Only	8	6	5	7	26	9				9

DD&A ($ Millions)
Alaska	136	151	134	155	576	135				135
Lower 48	513	530	551	558	2,152	601				601
Total U.S.	649	681	685	713	2,728	736				736

INTERNATIONAL E&P

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
International E&P Net Income
Attributable to ConocoPhillips ($ Millions)	1,489	1,707	946	846	4,988	1,678				1,678

Production
Total, Including Equity Affiliates (MBOE/D)	1,073	982	895	917	966	950				950

Crude Oil and NGL (MB/D)
Consolidated operations
Canada	37	36	37	43	38	38				38
Norway	131	117	113	119	120	117				117
United Kingdom	65	63	46	48	55	49				49
Australia/Timor-Leste	32	28	30	28	30	29				29
China	77	70	35	26	52	23				23
Indonesia	11	11	12	11	11	16				16
Vietnam	22	19	17	15	18	11				11
Algeria	13	13	13	13	13	12				12
Libya	28	-	-	4	8	35				35
Nigeria	20	18	17	19	19	17				17
Total consolidated operations	436	375	320	326	364	347				347
Equity affiliates	60	56	48	44	52	42				42
Total	496	431	368	370	416	389				389
Over/(Under) Lifting of Crude Oil (MB/D)	(26)	3	(3)	24	(1)	(38)				(38)

Bitumen (MB/D)
Consolidated operations--Canada	11	8	11	11	10	11				11
Equity affiliates	53	59	53	62	57	73				73
Total	64	67	64	73	67	84				84

Natural Gas (MMCF/D)
Consolidated operations
Canada	944	947	929	891	928	863				863
Norway	208	130	130	185	163	195				195
United Kingdom	543	457	381	472	463	437				437
Australia/Timor-Leste	237	236	253	209	234	249				249
Indonesia	467	445	437	451	450	441				441
Vietnam	16	13	10	7	11	7				7
Libya	5	-	-	1	1	3				3
Nigeria	153	152	161	163	157	161				161
Total consolidated operations	2,573	2,380	2,301	2,379	2,407	2,356				2,356
Equity affiliates	507	521	479	462	492	505				505
Total	3,080	2,901	2,780	2,841	2,899	2,861				2,861

Darwin, Australia LNG Sales (MMCF/D)	420	410	424	424	420	427				427

INTERNATIONAL E&P (continued)

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Average Realized Prices
Crude Oil and NGL ($/BBL)
Consolidated operations
Canada	62.27	71.06	67.51	63.86	66.07	63.98				63.98
Norway	104.90	116.79	112.73	108.65	110.45	120.13				120.13
United Kingdom	93.94	107.82	108.31	104.86	104.34	109.87				109.87
Australia/Timor-Leste	91.02	100.09	94.72	90.41	94.07	103.28				103.28
China	100.54	116.85	114.31	114.74	109.98	122.02				122.02
Indonesia	94.31	108.04	104.13	101.25	101.96	102.72				102.72
Vietnam	107.37	121.92	118.29	116.23	115.50	126.02				126.02
Algeria	105.21	120.09	112.63	109.77	112.69	123.50				123.50
Libya	98.30	-	-	-	98.30	121.68				121.68
Nigeria	91.53	107.50	100.29	90.34	97.35	103.81				103.81
Total consolidated operations	96.86	109.35	104.40	100.72	102.68	109.10				109.10
Equity affiliates	94.95	103.82	99.24	96.11	98.60	107.41				107.41
Total	96.62	108.62	103.70	100.17	102.16	108.90				108.90

Bitumen ($/BBL)
Consolidated operations--Canada	47.94	56.91	45.79	69.04	55.16	64.95				64.95
Equity affiliates	56.15	67.05	60.65	70.42	63.93	60.04				60.04
Total	54.77	65.74	58.14	70.20	62.56	60.66				60.66

Natural Gas ($/MCF)
Consolidated operations
Canada	3.59	3.74	3.56	2.93	3.46	1.98				1.98
Norway	9.61	10.57	9.89	10.09	10.00	10.40				10.40
United Kingdom	8.18	9.25	8.78	9.80	8.99	9.80				9.80
Australia/Timor-Leste*	0.81	0.90	1.16	1.12	1.00	1.10				1.10
Indonesia	9.43	10.98	10.18	10.01	10.14	10.37				10.37
Vietnam	1.16	1.11	1.07	1.19	1.13	1.15				1.15
Libya	0.09	-	-	-	0.09	0.09				0.09
Nigeria	2.15	2.10	2.36	2.36	2.25	2.53				2.53
Total consolidated operations	6.43	6.86	6.88	6.78	6.73	6.65				6.65
Equity affiliates	2.59	3.28	2.85	2.83	2.89	2.58				2.58
Total	5.80	6.22	6.19	6.14	6.08	5.93				5.93

International Exploration Charges ($ Millions)
Dry holes	3	38	75	103	219	-				-
Leasehold impairment	19	19	20	17	75	498				498
Total Noncash Charges	22	57	95	120	294	498				498
Other (G&A, G&G and Lease rentals)	85	99	66	126	376	94				94
Total International Exploration Charges	107	156	161	246	670	592				592

DD&A ($ Millions)	1,181	1,148	940	944	4,213	863				863
*Excludes transfers to Darwin LNG plant.

R&M

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	482	766	789	1,714	3,751	452				452

United States ($ Millions)	402	692	789	1,712	3,595	415				415
International ($ Millions)	80	74	-	2	156	37				37

Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,145	2,196	2,223	2,101	2,166	2,027				2,027
Total Charge Input (MB/D)	2,315	2,398	2,393	2,250	2,338	2,188				2,188
Crude Oil Capacity Utilization (%)	89%	91%	92%	94%	92%	91%				91%
Clean Product Yield (%)	83%	83%	84%	84%	84%	84%				84%

Refined Products Production (MB/D)
Gasoline	986	1,013	1,003	924	982	897				897
Distillates	903	932	950	928	928	895				895
Other	442	463	445	416	441	416				416
Total	2,331	2,408	2,398	2,268	2,351	2,208				2,208

Petroleum Products Sales (MB/D)
Gasoline	1,270	1,409	1,300	1,256	1,309	1,131				1,131
Distillates	1,203	1,177	1,250	1,245	1,219	1,135				1,135
Other	587	568	639	607	600	452				452
Total	3,060	3,154	3,189	3,108	3,128	2,718				2,718

Market Indicators
U.S. East Coast Crack Spread ($/BBL)	19.09	25.30	33.70	22.94	25.26	25.79				25.79
U.S. Gulf Coast Crack Spread ($/BBL)	17.25	25.25	31.76	19.37	23.41	24.22				24.22
U.S. Group Central Crack Spread ($/BBL)	18.95	27.26	34.12	20.75	25.27	21.33				21.33
U.S. West Coast Crack Spread ($/BBL)	16.14	15.86	11.78	10.74	13.63	16.63				16.63
U.S. Weighted 3:2:1 Crack Spread ($/BBL)	17.76	23.70	28.47	18.16	22.02	22.01				22.01
NW Europe Crack Spread ($/BBL)	12.31	11.88	13.09	13.97	12.81	12.73				12.73
Singapore 3:1:2 Crack Spread ($/BBL)	16.33	17.75	17.53	15.12	16.68	15.67				15.67

Realized Margins
Refining Margin ($/BBL)
U.S.	10.05	10.55	13.70	7.21	10.45	10.65				10.65
International	8.28	4.21	6.50	4.91	5.95	7.29				7.29
Integrated Margin ($/BBL)
U.S.	10.16	11.70	14.79	7.86	11.21	10.87				10.87
International	9.34	7.75	10.78	7.91	8.92	8.82				8.82

DD&A ($ Millions)	207	213	209	228	857	204				204

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	31	22	(16)	(14)	23	16				16

Turnaround Expense ($ Millions)	81	82	44	90	297	176				176

R&M (continued)

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. R&M
Eastern U.S.
Crude Oil Charge Input (MB/D)	392	376	382	236	346	236				236
Total Charge Input (MB/D)	443	432	419	263	389	267				267
Crude Oil Capacity Utilization (%)	93%	89%	90%	99%	92%	99%				99%
Clean Product Yield (%)	91%	90%	90%	92%	91%	92%				92%

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)	614	664	668	684	658	600				600
Total Charge Input (MB/D)	685	758	754	759	739	672				672
Crude Oil Capacity Utilization (%)	84%	91%	91%	93%	90%	82%				82%
Clean Product Yield (%)	80%	82%	82%	82%	82%	80%				80%

Western U.S.
Crude Oil Charge Input (MB/D)	371	353	396	394	378	353				353
Total Charge Input (MB/D)	397	381	420	419	404	381				381
Crude Oil Capacity Utilization (%)	89%	85%	95%	94%	91%	85%				85%
Clean Product Yield (%)	83%	81%	84%	85%	84%	87%				87%

Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)	177	189	175	157	174	199				199
Total Charge Input (MB/D)	179	191	177	159	176	202				202
Crude Oil Capacity Utilization (%)	94%	101%	94%	84%	93%	106%				106%
Clean Product Yield (%)	91%	93%	91%	92%	92%	93%				93%

Central U.S. - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)	181	203	206	212	201	222				222
Total Charge Input (MB/D)	194	213	216	222	211	232				232
Crude Oil Capacity Utilization (%)	80%	90%	91%	94%	89%	98%				98%
Clean Product Yield (%)	80%	80%	81%	84%	82%	84%				84%

Total U.S.
Crude Oil Charge Input (MB/D)	1,735	1,785	1,827	1,683	1,757	1,610				1,610
Total Charge Input (MB/D)	1,898	1,975	1,986	1,822	1,919	1,754				1,754
Crude Oil Capacity Utilization (%)	87%	90%	92%	93%	91%	89%				89%
Clean Product Yield (%)	85%	84%	85%	85%	85%	85%				85%

Refined Products Production (MB/D)
Gasoline	853	886	878	786	851	754				754
Distillates	717	738	765	728	737	696				696
Other	344	362	348	325	344	325				325
Total	1,914	1,986	1,991	1,839	1,932	1,775				1,775

Petroleum Products Sales (MB/D)
Gasoline	1,099	1,218	1,134	1,066	1,129	958				958
Distillates	852	861	907	914	884	837				837
Other	437	385	402	381	401	298				298
Total	2,388	2,464	2,443	2,361	2,414	2,093				2,093
*Represents 50 percent share of the Borger Refinery and Wood River Refinery.

International R&M
International - Consolidated*
Crude Oil Charge Input (MB/D)	272	281	283	278	279	288				288
Total Charge Input (MB/D)	279	293	293	288	288	302				302
Crude Oil Capacity Utilization (%)	93%	96%	97%	95%	95%	99%				99%
Clean Product Yield (%)	75%	76%	77%	80%	77%	78%				78%

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	138	130	113	140	130	129				129
Total Charge Input (MB/D)	138	130	114	140	131	132				132
Crude Oil Capacity Utilization (%)	103%	97%	84%	104%	97%	93%				93%
Clean Product Yield (%)	84%	79%	78%	82%	81%	84%				84%

Total International
Crude Oil Charge Input (MB/D)	410	411	396	418	409	417				417
Total Charge Input (MB/D)	417	423	407	428	419	434				434
Crude Oil Capacity Utilization (%)	96%	96%	93%	98%	96%	97%				97%
Clean Product Yield (%)	78%	77%	77%	80%	78%	80%				80%

Refined Products Production (MB/D)
Gasoline	133	127	125	138	131	143				143
Distillates	186	194	185	200	191	199				199
Other	98	101	97	91	97	91				91
Total	417	422	407	429	419	433				433

Petroleum Products Sales (MB/D)
Gasoline	171	191	166	190	180	173				173
Distillates	351	316	343	331	335	298				298
Other	150	183	237	226	199	154				154
Total	672	690	746	747	714	625				625
*Represents our Humber Refinery in the United Kingdom and Whitegate Refinery in Ireland.
**Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany, and 47 percent interest in a refinery in Melaka, Malaysia.

LUKOIL INVESTMENT

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
LUKOIL Investment Net Income
Attributable to ConocoPhillips ($ Millions)	239	-	-	-	239	-				-

Upstream
Production
Net crude oil production (MB/D)	-	-	-	-	-	-				-
Net natural gas production (MMCF/D)	-	-	-	-	-	-				-
Total (MBOE/D)	-	-	-	-	-	-				-

Industry Prices
Crude Oil ($/BBL)
Urals crude (CIF Mediterranean) (one-quarter lag)	-	-	-	-	-	-				-

Downstream
Refinery Throughput
Crude Processed (MB/D)	-	-	-	-	-	-				-

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	2	-	-	-	2	-				-

MIDSTREAM

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income Attributable
to ConocoPhillips ($ Millions)	73	130	137	118	458	93				93

U.S. Equity Affiliate ($ Millions)*	48	86	83	57	274	56				56

NGL Extracted (MB/D)
Equity Affiliates
United States*	179	189	196	203	192	206				206
International	9	9	8	8	8	7				7
Total	188	198	204	211	200	213				213
*Represents 50 percent interest in DCP Midstream.

NGL Fractionated (MB/D)
United States*	121	127	132	129	127	121				121
International	18	17	16	14	17	15				15
Total	139	144	148	143	144	136				136
*Excludes DCP Midstream.

Product Prices
Weighted Average NGL ($/BBL)*
Consolidated	53.55	59.14	59.26	59.19	57.79	52.44				52.44
DCP Midstream	47.64	52.24	52.09	50.61	50.64	42.10				42.10
*Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

DD&A ($ Millions)	2	1	2	1	6	1				1

CHEMICALS

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable to ConocoPhillips ($ Millions)	193	199	197	156	745	218				218

Industry Margins (Cents/Lb)*
Ethylene industry cash margin	16.7	26.9	23.3	11.3	19.6	31.1				31.1
HDPE industry contract sales margin	25.1	21.1	17.9	19.7	20.9	19.3				19.3
Benzene domestic contract margin	7.3	2.3	1.7	1.0	3.1	4.1				4.1

*Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.

EMERGING BUSINESSES

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Emerging Businesses Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	(7)	(14)	(2)	(3)	(26)	(14)				(14)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Power	22	17	32	44	115	23				23
Other	(29)	(31)	(34)	(47)	(141)	(37)				(37)
Total	(7)	(14)	(2)	(3)	(26)	(14)				(14)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	-	-	-	-	-	-				-

CORPORATE AND OTHER

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	(304)	(203)	(267)	(199)	(973)	(360)				(360)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Net interest expense	(181)	(165)	(166)	(155)	(667)	(156)				(156)
Corporate overhead	(63)	(46)	(34)	(56)	(199)	(78)				(78)
Repositioning costs*	-	-	-	(25)	(25)	(95)				(95)
Other	(60)	8	(67)	37	(82)	(31)				(31)
Total	(304)	(203)	(267)	(199)	(973)	(360)				(360)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(342)	(330)	(331)	(336)	(1,339)	(327)				(327)
Capitalized interest	112	115	125	136	488	146				146
Interest revenue	39	27	19	23	108	13				13
Premium on early debt retirement	-	-	-	-	-	-				-
Total	(191)	(188)	(187)	(177)	(743)	(168)				(168)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(12)	19	(32)	45	20	(10)				(10)

Debt
Total Debt ($ Millions)	23,209	23,196	23,150	22,623	22,623	28,360				28,360
Debt-to-Capital Ratio (%)	25%	25%	26%	26%	26%	30%				30%

Equity ($ Millions)	70,521	70,578	66,326	65,734	65,734	67,042				67,042
*First quarter of 2012 includes $10 million of interest expense.